November 1, 2016

Summary
Prospectus

Victory CEMP Global High Dividend Defensive Fund

(formerly Victory CEMP Multi-Asset Growth Fund)

Class A	LTGAX
Class C	LTGCX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.CEMPFundLiterature.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

CEMPFunds.com
800-539-FUND
(800-539-3863)

CEMP Global High Dividend Defensive Fund Summary

Investment Objective

The Victory CEMP Global High Dividend Defensive Fund's (the "Fund") objective is to achieve long-term capital appreciation and dividend income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 15 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 33 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%	0.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.01%	0.92%
Acquired Fund Fees and Expenses	0.63%	0.63%
Total Annual Fund Operating Expenses[3]	1.89%	2.55%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see Choosing a Share Class beginning on page of the Prospectus.

2  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses through at least October 31, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding acquired fund fees and expenses and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.73% and 2.48% of the Fund's Class A and Class C shares, respectively. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of (a) any operating expense limits in effect at the time of the original waiver or expense reimbursement; or (b) at the time of recoupment. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$756	$1,135	$1,538	$2,659
Class C (if you sell your shares at the end of the period.)	$358	$793	$1,355	$2,885

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C	$258	$793	$1,355	$2,885

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing primarily in a mix of underlying mutual funds and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Underlying Funds in which the Fund invests include affiliated Underlying Funds (“Victory Funds”) advised by the Fund’s investment adviser, Victory Capital Management Inc. (the “Adviser”).

The Fund will strategically allocate its assets among Underlying Funds that invest for dividend income, capital appreciation, or both. The Underlying Funds invest in a broad range of U.S., international and emerging markets stocks. Through its investment in Underlying Funds, the Fund may invest in preferred stock, future contracts and foreign currencies.

The Underlying Funds in which the Fund invests primarily include Victory Funds that are designed to track unmanaged, volatility weighted indexes created by the Adviser (the “CEMP Indexes”). The CEMP Indexes attempt to enhance returns by allocating assets based on the “volatility” of the securities included in the index. That is, the CEMP Indexes are generally designed to increase their weighting, or composition, in securities of companies that are less volatile, and decrease their weighting, or composition, in securities of companies that are more volatile.

Through its selection of Underlying Funds, the Fund seeks exposure in particular to the High-Dividend CEMP Indexes, which are dividend-focused CEMP Indexes comprised of the highest dividend yielding stocks in different asset classes.

The Fund also invests a portion of its assets in Victory Funds that track the Long/Cash CEMP Indexes, which are CEMP Indexes that reduce their exposure to the equity market according to a prescribed methodology by allocating as much as 75% of the Index to cash and reallocating to securities when market prices have rebounded or have further declined. The term “Defensive” in the Fund’s name refers to investments in the Victory Funds that track the Long/Cash CEMP Indexes.

Under normal circumstances, the Fund invests at least 40% of its assets in companies organized in multiple countries outside of the U.S., either directly or indirectly through the Underlying Funds. The Fund considers a company to be outside of the U.S. if it is organized or domiciled in a foreign country and its stock principally trades on a foreign exchange. For Victory Funds that invest primarily in foreign markets by tracking a Long/Cash CEMP Index, such Funds will liquidate a portion of their investments in equity securities during periods of significant market decline and hold as much as 75% of their portfolios in cash or cash equivalents.

In the event that a Victory Funds tracking a Long/Cash CEMP Index liquidates or reinvests according to the Index’s prescribed long/cash methodology, the Victory Fund will generally experience higher portfolio turnover and incur additional transaction costs.

When selecting Underlying Funds for investment, the Adviser does not take into consideration the market capitalization of the equity securities in which the Underlying Funds invest and, therefore, the Fund’s investment may include small-, mid- and large-capitalization securities.

The Adviser may sell an Underlying Fund if it no longer provides the Fund with the intended exposure to the asset class or if it deviates meaningfully from its underlying index, if applicable.

Principal Risks

The Fund's investments are subject to the following principal risks, either directly or indirectly through investment in the Underlying Funds:

  Conflict of Interest Risk. The Fund invests in Victory Funds, unaffiliated Underlying Funds, or a combination of both, which may create conflicts of interest.
  Currency Risk. The Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.
  Defensive Positioning Risk. There is no guarantee that a Long/Cash CEMP Index's prescribed liquidation and reinvestment strategy, if employed, will be successful.
  Dividend Strategy Risk. The Fund's high dividend strategy may not be successful. Dividend paying stocks may fall out of favor relative to the overall market.
  Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights, and typically involve more risk.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  ETF Structure Risks. The Fund may invest in Underlying Funds, which may include ETFs. As a result, the Fund is subject to special risks, including trading and liquidity issues; market price variance risk; and concentration risks with respect to those entities that are authorized to create and redeem an ETF's shares.
  Foreign Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
  Futures Contracts Risk. The Fund's use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.
  Investment Company Risk. The Fund's ability to achieve its investment objective may be directly related to the ability of any Underlying Fund (including ETFs) held by the Fund to meet its investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the Underlying Fund.
  Liquidity Risks. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Passive Investment/Index Risk. A Victory Fund designed to track a CEMP Index is not actively managed and does not, therefore, seek returns in excess of the CEMP Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the CEMP Index. A Victory Fund may not be able to effectively track the performance of its CEMP Index.
  Portfolio Turnover Risk. To the extent that a Victory Fund which tracks a Long/Cash CEMP Index buys or sells securities according to its respective Index's prescribed liquidation or reinvestment in stocks, it will generally experience higher portfolio turnover. These additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
  Smaller Capitalization Stock Risk. The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class C shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at CompassEMPFunds.com.

The performance figures below reflect the historical performance of a series of Mutual Fund Series Trust, a separate registered investment company (the "Predecessor Fund"), which was reorganized into the Fund on March 29, 2013. The Fund's performance has not been restated to reflect any differences in the expenses of the Predecessor Fund. The Predecessor Fund commenced operations on December 31, 2008. Effective July 12, 2016 the Fund modified its investment objective and principal investment strategy. Historical performance of the Fund may have been different if its current investment objective and strategy had been in place prior to that date.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest	18.04% (quarter ended June 30, 2009)
Lowest	-10.21% (quarter ended March 31, 2009)

  The year-to-date total return of the Fund's Class A shares as of September 30, 2016 was 10.42%.

Average Annual Total Returns (For the periods ended 12/31/15)	1 Year	5 Years	Since Inception (12/31/2008)
Class A returns before taxes	-10.24%	0.91%	5.37%
Class A returns after taxes on distributions	-15.56%	-2.12%	2.78%
Class A returns after taxes on distributions and sale of fund shares	-1.93%	-0.07%	3.54%
Class C returns before taxes	-6.24%	1.32%	5.44%
MSCI ACWI Index reflects no deduction for fees, expenses or taxes except foreign withholding taxes[1]	-1.84%	6.66%	11.30%
S&P 500 Index reflects no deduction for fees, expenses or taxes[1]	1.38%	12.57%	14.81%

1  The Fund has selected the MSCI ACWI Index as a benchmark in place of the S&P 500 Index because the portfolio manager believes the MSCI ACWI Index is a better representation of the Fund's investment strategy.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's CEMP investment team (referred to as an investment franchise).

Portfolio Managers

Stephen Hammers is the Chief Investment Officer of CEMP and has been a Portfolio Manager of the Fund since its inception in 2008.

David Hallum is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since 2012.

Dan Banaszak is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since 2012.

Alex Pazdan is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since 2012.

Rob Bateman is a Portfolio Manager of CEMP and has been a Portfolio Manager of the Fund since 2012.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (NAV) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

CEMP-GHDD-SUMPRO (11/16)